                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549




                                   FORM 8-K




                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  February 13, 2001


                                   NVR, INC.
                                   ---------
            (Exact name of registrant as specified in its charter)



Virginia                           1-12378                 54-1394360
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(State or other jurisdiction     (Commission           (IRS Identification
Employer of incorporation)       File Number)          Identification No.)


          7601 Lewinsville Road, Suite 300, McLean, Virginia  22102)
          ----------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (703) 761-2000
                                                     --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

     Item 5.  Other Events.
              -------------

     On February 13, 2001, NVR, Inc. issued a press release, which is set forth as Exhibit 99.2 to this Current Report, announcing that it is soliciting consents from holders of its 8% Senior Notes (the "Notes") due 2005 to amend the indenture governing the Notes. The Solicitation Statement is set forth as
Exhibit 99.1 to this Current Report. The purpose of the proposed amendment is to provide NVR with greater flexibility to continue to repurchase shares of its outstanding common stock as part of its strategy of maximizing shareholder value. The consent solicitation will expire at 5:00 p.m. New York City time on February 27, 2001, unless extended by NVR.

     Item 7(c). Exhibits
                --------

     Exhibit No.      Exhibits
     -----------      --------

     99.1             Solicitation Statement dated February 13, 2001

     99.2             Press Release of NVR, Inc. dated February 13, 2001

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NVR, Inc.


Dated:  February 15, 2001                  By:     /s/ Paul C. Saville
                                                -------------------------
                                                Paul C. Saville
                                                Senior Vice President and
                                                  Chief Financial Officer